Contact:  LeeAnn Gephart, Chief Banking Officer
First Citizens Community Bank
15 South Main Street
Mansfield, PA 16933
570-545-6005
570-662-8512 (fax)

citizens financial services, inc. reports unaudited first quarter 2026 financial results

MANSFIELD, PENNSYLVANIA— April 29, 2026 – Citizens Financial Services, Inc (Nasdaq: CZFS), parent company of First Citizens Community Bank (the “Bank”), released today its unaudited consolidated financial results for the three months ended March 31, 2026.

Highlights

•
Net income was $10.4 million for the three months ended March 31, 2026, which is 36.15% more than the net income for 2025’s comparable period. The increase was driven by the increase in net interest income before the provision for credit losses of $3.1 million. The effective tax rate for the three months ended March 31, 2026 was 18.3% compared to 19.1% in the comparable period in 2025, with the decrease due to increases in nontaxable interest income and earnings on BOLI due to the purchase of additional insurance policies in the first quarter of 2026.

•
Net interest income before the provision for credit losses was $26.1 million for the three months ended March 31, 2026, an increase of $3,111,000, or 13.5%, over the same period a year ago and was primarily due to an increase in loan interest income and a decrease in interest expense on deposits and borrowings.

•	Return on average equity for the three months (annualized) ended March 31, 2026 was 12.03% compared to 10.00% for the three months (annualized) ended March 31, 2025.

•	Return on average tangible equity for the three months (annualized) ended March 31, 2026 was 16.15% compared to 14.09% for the three months (annualized) ended March 31, 2025 (non-GAAP). (1)

•	Return on average assets for the three months (annualized) ended March 31, 2026 was 1.34% compared to 1.00% for the three months (annualized) ended March 31, 2025.

•
Non-performing assets increased $10,914,000 since December 31, 2025 and totaled $40,103,000 as of March 31, 2026, which is $12,621,000 higher than the balance as of March 31, 2025. The increase from December 31, 2025 is due to four commercial real estate loan relationships being placed on non-accrual status during the first quarter of 2026 due to becoming more than 90 days past due.  The Bank’s continued strategy for certain acquired loans is to either improve the credit metrics of the non-performing loans or sell the underlying collateral or have the customers refinance the loans with another institution. As a percent of loans, non-performing assets totaled 1.74%, 1.24% and 1.19% as of March 31, 2026, December 31, 2025 and March 31, 2025, respectively. While non-performing assets have increased significantly as of March 31, 2026 when compared to December 31, 2025 and March 31, 2025, specific reserves for these assets have remained stable at $1,862,000, $1,912,758 and $1,603,000 at March 31, 2026, December 31, 2025 and March 31, 2025, respectively.

First Quarter of 2026 Compared to the First Quarter of 2025

•
For the three months ended March 31, 2026, net income totaled $10,376,000 which compares to net income of $7,621,000 for the comparable period of 2025, an increase of $2,755,000 or 36.2%.  Basic earnings per share of $2.16 for the three months ended March 31, 2026 compares to $1.59 for the 2025 comparable period. Annualized return on equity for the three months ended March 31, 2026 and 2025 was 12.03% and 10.00%, while annualized return on assets was 1.34% and 1.00%, respectively.

•
Net interest income before the provision for credit losses for the three months ended March 31, 2026 totaled $26,113,000 compared to $23,002,000 for the three months ended March 31, 2025, resulting in an increase of $3,111,000, or 13.5%. Average interest earning assets increased $26.4 million for the three months ended March 31, 2026 compared to the same period last year, primarily due to organic growth in our commercial and agricultural loan portfolios offset by decreases in consumer loans. During the first quarter of 2026, the Company recovered $683,000 in previously charged-off interest that offset the charged-off interest related to the loans placed on non-accrual status during the first quarter of 2026. The tax effected net interest margin for the three months ended March 31, 2026 was 3.72% compared to 3.30% for the same period last year. The yield on interest earning assets increased 14 basis points to 5.71%, while the cost of interest bearing liabilities decreased 34 basis points to 2.46%.

•
The provision for credit losses for the first quarter of 2025 of $500,000 was driven by the annual update of loss drivers, which includes historical loss data, as well as prepayment and curtailment speeds and the potential impact of the Iran war compared to $625,000 for the first quarter of 2025, which was driven by the annual updates for 2025.

•
Total non-interest income was $3,690,000 for the three months ended March 31, 2026, $263,000 more than the comparable period last year.  The primary driver of the increase was an increase in earning on bank owned life insurance of $224,000, as the result of purchasing $22,000,000 of additional insurance in the first quarter of 2026.

•	Total non-interest expenses for the three months ended March 31, 2026 totaled $16,601,000 compared to $16,378,000 for the same period last year, which is an increase of $223,000, or 1.4%.

•
The provision for income taxes increased $521,000 when comparing the three months ended March 31, 2026 to the same period in 2025. This increase was attributable to an increase in income before provision for income taxes of $3,276,000.  The effective tax rate was 18.3% and 19.1% for the three months ended March 31, 2026 and 2025, respectively.

Balance Sheet and Other Information:

•
At March 31, 2026, total assets were $3.03 billion compared to $3.06 billion at December 31, 2025 and $3.02 billion at March 31, 2025. The loan to deposit ratio as of March 31, 2026 was 94.14% compared to 98.89% as of December 31, 2025 and 97.92% as of March 31, 2025.

•
Available for sale securities of $448.3 million at March 31, 2026 increased $3.5 million from December 31, 2025 and $17.6 million from March 31, 2025. The yield on the investment portfolio increased from 2.85% to 3.35% on a tax equivalent basis due to securities purchased during a higher rate environment and lower yielding securities maturing. Investment activity for 2026 has focused on replacing securities as they mature.

•
Net loans totaled $2.28 billion at March 31, 2026 in comparison to $2.33 billion as of December 31, 2025 and $2.29 billion at March 31, 2025.  The decrease since December 31, 2025 and March 31, 2025 of $68.6 million and $89.7 million, respectively, was due to the seasonal decrease in student loans that typically occurs late in the first quarter or early in the second quarter. A large component of the increase in commercial loans was due to construction loans being transferred via a permanent financing arrangement. In addition, we continue to see strong demand in commercial real estate in our south eastern Pennsylvania and Delaware markets.

•
The allowance for credit losses - loans totaled $22,894,000 at March 31, 2026 which is an  increase of $88,000 from December 31, 2025 due to changes in expected prepayment and curtailment speeds, economic forecasts and the Iran war. The provision for credit losses on loans was $144,000 for the first quarter of 2026. Loan recoveries and charge-offs were $22,000 and $78,000, respectively, for the three months ended March 31, 2026. The allowance as a percent of total loans was 1.00% as of March 31, 2026 and 0.97% as of December 31, 2025.

•
Deposits increased $64.2 million from December 31, 2025, to $2.44 billion at March 31, 2026, with the increase driven by an increase in brokered deposits of $52.8 million, which total $112.8 million at March 31, 2026. The increase in brokered deposits was to offset the seasonal decrease in municipal deposits. Competitive pressure for deposits remains high.

•	Borrowed funds totaled $198.7 million as of March 31, 2026, a $110.7 million decrease from December 31, 2025 due to the decrease in loans and increase in deposits.

•
Stockholders’ equity totaled $343.6 million at March 31, 2026, compared to $338.1 million at December 31, 2025, an increase of $5.5 million. Excluding accumulated other comprehensive loss (AOCL), stockholders’ equity increased $7.8 million and totals $358.3 million (non-GAAP). The increase in stockholders’ equity, excluding AOCL, was attributable to net income for the three months ended March 31, 2026 totaling $10.4 million, offset by cash dividends for the first quarter totaling $2.4 million. As a result of increases in market interest rates impacting the fair value of investment securities and swaps, AOCL increased $2.3 million from December 31, 2025.

Dividend Declared

On March 2, 2026, the Board of Directors declared a cash dividend of $0.50 per share, which was paid on March 27, 2026 to shareholders of record at the close of business on March 13, 2026. This quarterly cash dividend is an increase of 2.0% over the regular cash dividend of $0.49 per share declared one year ago, as adjusted for the 1% stock dividend declared in June 2025.

Citizens Financial Services, Inc. has nearly 1,790 shareholders, the majority of whom reside in markets where its offices are located.

Note: This press release may contain forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995.  These statements are not historical facts; rather, they are statements based on the Company's current expectations regarding its business strategies and their intended results and its future performance.  Forward-looking statements are preceded by terms such as "expects," "believes," "anticipates," "intends" and similar expressions.  Forward-looking statements are not guarantees of future performance.  Numerous risks and uncertainties could cause or contribute to the Company's actual results, performance and achievements to be materially different from those expressed or implied by the forward-looking statements. Factors that may cause or contribute to these differences include, without limitation, changes in general economic conditions, including changes in market interest rates and changes in monetary and fiscal policies of the federal government; legislative and regulatory changes; and other factors disclosed periodically in the Company's filings with the Securities and Exchange Commission.  Because of the risks and uncertainties inherent in forward-looking statements, readers are cautioned not to place undue reliance on them, whether included in this press release or made elsewhere periodically by the Company or on its behalf.  The Company assumes no obligation to update any forward-looking statements except as may be required by applicable law or regulation.

(1)	See reconciliation of GAAP and non-GAAP measures at the end of the press release.

CITIZENS FINANCIAL SERVICES, INC.
CONSOLIDATED FINANCIAL HIGHLIGHTS
(UNAUDITED)
(Dollars in thousands, except per share data)
	As of or For The
	Three Months Ended
	March 31,
	2026	2025
Income and Performance Ratios
Net Income	$ 10,376	$ 7,621
Return on average assets (annualized)	1.34%	1.00%
Return on average equity (annualized)	12.03%	10.00%
Return on average tangible equity (annualized) (a)	16.15%	14.09%
Net interest margin (tax equivalent) (a)	3.72%	3.30%
Earnings per share - basic (b)	$ 2.16	$ 1.59
Earnings per share - diluted (b)	$ 2.16	$ 1.59
Cash dividends paid per share (b)	$ 0.500	$ 0.490
Number of shares used in computation - basic (b)	4,798,170	4,797,611
Number of shares used in computation - diluted (b)	4,799,078	4,799,016

Asset quality
Allowance for credit losses - loans	$ 22,894	$ 22,081
Non-performing assets	$ 40,103	$ 27,482
Allowance for credit losses - loans to total loans	1.00%	0.95%
Non-performing assets to total loans	1.74%	1.19%
Annualized net charge-offs to total loans	0.01%	0.03%

Equity
Book value per share (b)	$ 71.51	$ 64.14
Tangible book value per share (a) (b)	$ 53.23	$ 45.73
Market Value per share (last reported trade of month)	$ 61.15	$ 58.05
Common shares outstanding	4,804,936	4,759,672

Other
Average Full Time Equivalent Employees	386.4	379.7
Loan to Deposit Ratio	94.14%	97.92%
Trust assets under management	$ 191,602	$ 178,007
Brokerage assets under management	$ 319,485	$ 397,204

Balance Sheet Highlights	March 31,	December 31,	March 31,
	2026	2025	2025

Assets	$ 3,026,478	$ 3,064,564	$ 3,016,338
Investment securities	450,120	446,556	432,438
Loans (net of unearned income)	2,298,222	2,350,622	2,315,663
Allowance for credit losses - loans	22,894	22,806	22,081
Deposits	2,441,185	2,376,979	2,364,854
Stockholders' Equity	343,578	338,051	308,296

(a) See reconcilation of GAAP and Non-GAAP measures at the end of the press release.
(b) Prior period amounts were adjusted to reflect stock dividends.

CITIZENS FINANCIAL SERVICES, INC.
CONSOLIDATED BALANCE SHEET
(UNAUDITED)

	March 31,	December 31,	March 31,
(in thousands except share data)	2026	2025	2025
ASSETS:
Cash and due from banks:
Noninterest-bearing	$ 26,798	$ 23,933	$ 28,127
Interest-bearing	6,307	10,358	8,659
Total cash and cash equivalents	33,105	34,291	36,786

Interest bearing time deposits with other banks	3,820	3,820	3,820

Equity securities	1,834	1,815	1,737

Available-for-sale securities	448,286	444,741	430,701

Loans held for sale	5,874	9,393	6,054

Loans (net of allowance for credit losses - loans: $22,894 at March 31, 2026;
$22,806 at December 31, 2025 and $22,081 at March 31, 2025)	2,275,328	2,327,816	2,293,582

Premises and equipment	20,715	20,998	21,627
Accrued interest receivable	10,941	10,698	10,918
Goodwill	85,758	85,758	85,758
Bank owned life insurance	74,071	51,501	50,578
Other intangibles	2,073	2,221	2,707
Fair value of derivative instruments - asset	7,104	6,927	9,120
Deferred tax asset	12,240	11,440	14,436
Other assets	45,329	53,145	48,514

TOTAL ASSETS	$ 3,026,478	$ 3,064,564	$ 3,016,338

LIABILITIES:
Deposits:
Noninterest-bearing	$ 509,638	$ 516,657	$ 505,826
Interest-bearing	1,931,547	1,860,322	1,859,028
Total deposits	2,441,185	2,376,979	2,364,854
Borrowed funds	198,738	309,448	302,027
Accrued interest payable	3,748	3,130	3,143
Fair value of derivative instruments - liability	4,186	4,100	5,196
Other liabilities	35,043	32,856	32,822
TOTAL LIABILITIES	2,682,900	2,726,513	2,708,042
STOCKHOLDERS' EQUITY:
Preferred Stock $1.00 par value; authorized
3,000,000 shares; none issued in 2025 or 2024	-	-	-
Common stock
$1.00 par value; authorized 25,000,000 shares at March 31, 2026, December 31, 2025 and
March 31, 2025: issued 5,256,083 at March 31, 2026 and 5,255,807 at December 31, 2025	5,256	5,256	5,208
and 5,207,824 at March 31, 2025	147,986	147,965	145,010
Retained earnings	221,597	213,623	194,709
Accumulated other comprehensive loss	(14,682)	(12,377)	(20,239)
Treasury stock, at cost: 451,147 shares at March 31, 2026, 448,727 shares
at December 31, 2025 and 448,152 shares at March 31, 2025	(16,579)	(16,416)	(16,392)
TOTAL STOCKHOLDERS' EQUITY	343,578	338,051	308,296
TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY	$ 3,026,478	$ 3,064,564	$ 3,016,338

CITIZENS FINANCIAL SERVICES, INC.
CONSOLIDATED STATEMENT OF INCOME
(UNAUDITED)
	Three Months Ended
	March 31,
(in thousands, except share and per share data)	2026	2025
INTEREST INCOME:
Interest and fees on loans	$ 36,362	$ 35,556
Interest-bearing deposits with banks	103	143
Investment securities:
Taxable	2,511	2,339
Nontaxable	879	547
Dividends	422	429
TOTAL INTEREST INCOME	40,277	39,014
INTEREST EXPENSE:
Deposits	11,305	12,294
Borrowed funds	2,859	3,718
TOTAL INTEREST EXPENSE	14,164	16,012
NET INTEREST INCOME	26,113	23,002
Provision for credit losses	500	625
NET INTEREST INCOME AFTER
PROVISION FOR CREDIT LOSSES	25,613	22,377
NON-INTEREST INCOME:
Service charges	1,324	1,291
Trust	235	224
Brokerage and insurance	569	683
Gains on loans sold	265	272
Equity security gains (losses), net	19	(11)
Earnings on bank owned life insurance	570	346
Other	708	622
TOTAL NON-INTEREST INCOME	3,690	3,427
NON-INTEREST EXPENSES:
Salaries and employee benefits	10,276	10,289
Occupancy	1,412	1,356
Furniture and equipment	287	265
Professional fees	540	517
FDIC insurance expense	395	450
Pennsylvania shares tax	377	319
Amortization of intangibles	106	127
Software expenses	455	432
Other real estate owned expenses	196	119
Other	2,557	2,504
TOTAL NON-INTEREST EXPENSES	16,601	16,378
Income before provision for income taxes	12,702	9,426
Provision for income tax expense	2,326	1,805
NET INCOME	$ 10,376	$ 7,621

PER COMMON SHARE DATA:
Net Income - Basic	$ 2.16	$ 1.59
Net Income - Diluted	$ 2.16	$ 1.59
Cash Dividends Paid	$ 0.500	$ 0.490

Number of shares used in computation - basic	4,798,170	4,797,611
Number of shares used in computation - diluted	4,799,078	4,799,016

CITIZENS FINANCIAL SERVICES, INC.
QUARTERLY CONDENSED, CONSOLIDATED INCOME STATEMENT INFORMATION
(UNAUDITED)
(in thousands, except per share data)		Three Months Ended,
	March 31,	Dec 31,	Sept 30,	June 30,	March 31,
	2026	2025	2025	2025	2025
Interest income	$ 40,277	$ 41,151	$ 40,254	$ 38,749	$ 39,014
Interest expense	14,164	14,940	15,114	15,101	16,012
Net interest income	26,113	26,211	25,140	23,648	23,002
Provision for credit losses	500	500	500	750	625
Net interest income after provision for credit losses	25,613	25,711	24,640	22,898	22,377
Non-interest income	3,671	3,387	3,820	3,632	3,438
Investment securities gains (losses), net	19	11	34	33	(11)
Non-interest expenses	16,601	16,173	16,084	16,097	16,378
Income before provision for income taxes	12,702	12,936	12,410	10,466	9,426
Provision for income tax expense	2,326	2,453	2,405	2,003	1,805
Net income	$ 10,376	$ 10,483	$ 10,005	$ 8,463	$ 7,621
Earnings Per Share - Basic	$ 2.16	$ 2.19	$ 2.09	$ 1.76	$ 1.59
Earnings Per Share - Diluted	$ 2.16	$ 2.18	$ 2.09	$ 1.76	$ 1.59

CITIZENS FINANCIAL SERVICES, INC.
CONSOLIDATED AVERAGE BALANCES, INTEREST, YIELDS AND RATES, AND NET INTEREST MARGIN ON A FULLY TAX-EQUIVALENT BASIS
(UNAUDITED)
	Three Months Ended March 31,
	2026			2025
	Average		Average	Average		Average
	Balance (1)	Interest	Rate	Balance (1)	Interest	Rate
(dollars in thousands)	$	$	%	$	$	%
ASSETS
Interest-bearing deposits at banks	21,668	74	1.39	23,985	114	1.93
Interest bearing time deposits at banks	3,820	29	3.08	3,820	29	3.08
Investment securities:
Taxable	358,323	2,933	3.27	382,640	2,768	2.89
Tax-exempt (3)	125,051	1,112	3.56	103,015	693	2.69
Investment securities	483,374	4,045	3.35	485,655	3,461	2.85
Loans: (2)(3)(4)
Residential mortgage loans	338,473	4,941	5.92	352,194	5,099	5.87
Construction loans	89,831	1,526	6.89	163,440	2,922	7.25
Commercial Loans	1,414,754	21,505	6.16	1,274,453	19,779	6.29
Agricultural Loans	376,065	6,260	6.75	356,868	4,726	5.37
Loans to state & political subdivisions	60,220	672	4.53	53,731	517	3.90
Other loans	97,777	1,595	6.62	145,450	2,615	7.29
Loans, net of discount (2)(3)(4)	2,377,120	36,499	6.23	2,346,136	35,658	6.16
Total interest-earning assets	2,885,982	40,647	5.71	2,859,596	39,262	5.57
Cash and due from banks	9,240			9,620
Bank premises and equipment	20,932			21,545
Other assets	194,190			175,273
Total non-interest earning assets	224,362			206,438
Total assets	3,110,344			3,066,034
LIABILITIES AND STOCKHOLDERS' EQUITY
Interest-bearing liabilities:
Business Interest Checking	25,443	57	0.91	17,640	40	0.94
NOW accounts	710,694	3,322	1.90	739,808	4,054	2.22
Savings accounts	288,772	338	0.47	292,981	348	0.48
Money market accounts	461,474	2,915	2.56	417,907	3,025	2.94
Certificates of deposit	540,278	4,673	3.51	507,944	4,827	3.85
Total interest-bearing deposits	2,026,661	11,305	2.26	1,976,280	12,294	2.52
Other borrowed funds	304,144	2,859	3.81	346,416	3,718	4.35
Total interest-bearing liabilities	2,330,805	14,164	2.46	2,322,696	16,012	2.80
Demand deposits	381,074			371,893
Other liabilities	42,241			43,493
Total non-interest-bearing liabilities	423,315			415,386
Stockholders' equity	356,224			327,952
Total liabilities & stockholders' equity	3,110,344			3,066,034
Net interest income		26,483			23,250
Net interest spread (5)			3.25%			2.77%
Net interest income as a percentage
of average interest-earning assets			3.72%			3.30%
Ratio of interest-earning assets
to interest-bearing liabilities			124%			123%

(1) Averages are based on daily averages.
(2) Includes loan origination and commitment fees.
(3) Tax exempt interest revenue is shown on a tax equivalent basis for proper comparison using a statutory federal income tax rate of 21% for 2026 and 2025. See reconciliation of GAAP and non-GAAP measures at the end of the press release.
(4) Income on non-accrual loans is accounted for on a cash basis, and the loan balances are included in interest-earning assets.
(5) Interest rate spread represents the difference between the average rate earned on interest-earning assets and the average rate paid on interest-bearing liabilities.

CITIZENS FINANCIAL SERVICES, INC.
CONSOLIDATED SUMMARY OF LOANS BY TYPE; NON-PERFORMING ASSETS; and ALLOWANCE FOR CREDIT LOSSES
(UNAUDITED)
(Excludes Loans Held for Sale)
(In Thousands)
	March 31,	December 31,	September 30,	June 30,	March 31,
	2026	2025	2025	2025	2025
Real estate:
Residential	$ 336,066	$ 340,972	$ 344,790	$ 341,671	$ 350,221
Commercial	1,249,900	1,218,514	1,180,655	1,151,585	1,117,240
Agricultural	344,938	347,448	342,487	331,995	329,985
Construction	83,217	93,965	107,867	138,307	168,896
Consumer	19,592	88,210	109,458	22,364	109,339
Other commercial loans	170,628	179,166	171,345	174,740	158,133
Other agricultural loans	30,004	30,247	27,142	28,366	28,488
State & political subdivision loans	63,877	52,100	51,644	52,727	53,361
Total loans	2,298,222	2,350,622	2,335,388	2,241,755	2,315,663
Less: allowance for credit losses - loans	22,894	22,806	22,454	22,109	22,081
Net loans	$ 2,275,328	$ 2,327,816	$ 2,312,934	$ 2,219,646	$ 2,293,582

Past due and non-performing assets

Total Loans past due 30-89 days and still accruing	$ 7,056	$ 9,269	$ 13,228	$ 18,554	$ 9,632

Non-accrual loans	$ 37,670	$ 26,602	$ 20,523	$ 24,595	$ 23,545
Loans past due 90 days or more and accruing	75	229	37	347	1,393
Non-performing loans	$ 37,745	$ 26,831	$ 20,560	$ 24,942	$ 24,938
Other real estate owned	2,358	2,358	2,434	2,434	2,544
Total Non-performing assets	$ 40,103	$ 29,189	$ 22,994	$ 27,376	$ 27,482

	Three Months Ended
Analysis of the Allowance for Credit Losses - Loans	March 31,	December 31,	September 30,	June 30,	March 31,
(In Thousands)	2026	2025	2025	2025	2025
Balance, beginning of period	$ 22,806	$ 22,454	$ 22,109	$ 22,081	$ 21,699
Charge-offs	(78)	(57)	(20)	(596)	(185)
Recoveries	22	6	17	25	29
Net charge-offs	(56)	(51)	(3)	(571)	(156)
Provision for credit losses - loans	144	403	348	599	538
Balance, end of period	$ 22,894	$ 22,806	$ 22,454	$ 22,109	$ 22,081

CITIZENS FINANCIAL SERVICES, INC.
Reconciliation of GAAP and Non-GAAP Financial Measures
(UNAUDITED)
(Dollars in thousands, except per share data)

	As of
	March 31
	2026	2025
Tangible Equity
Stockholders' Equity - GAAP	$ 343,578	$ 308,296
Intangible Assets	(87,831)	(88,465)
Tangible Equity - Non-GAAP	255,747	219,831
Shares outstanding adjusted for June 2025 stock Dividend	4,804,936	4,806,745
Tangible Book value per share - Non-GAAP	$ 53.23	$ 45.73

	As of
	March 31
	2026	2025
Tangible Equity per share
Stockholders' Equity per share - GAAP	$ 71.51	$ 64.14
Adjustment for intangible assets	(18.28)	(18.41)
Tangible Book value per share - Non-GAAP	$ 53.23	$ 45.73

	For the Three Months Ended
	March 31,
	2026	2025
Return on Average Assets Excluding Accumulated Other Comprehensive Loss (AOCL)
Average Assets - GAAP	$ 3,099,013	$ 3,042,963
Average AOCL	(11,331)	(23,071)
Average Assets, Excluding AOCL - Non-GAAP	3,110,344	3,066,034
Net Income - GAAP	$ 10,376	$ 7,621
Annualized Return on Average Assets-GAAP	1.34%	1.00%
Annualized Return on Average Assets, Excluding AOCL - Non-GAAP	1.33%	0.99%

	For the Three Months Ended
	March 31,
	2026	2025
Return on Average Equity Excluding Accumulated Other Comprehensive Loss (AOCL)
Average Stockholders' Equity - GAAP	$ 344,893	$ 304,881
Average AOCL	(11,331)	(23,071)
Average Stockholders' Equity, Excluding AOCL - Non-GAAP	356,224	327,952
Net Income - GAAP	$ 10,376	$ 7,621
Annualized Return on Average Stockholders' Equity-GAAP	12.03%	10.00%
Annualized Return on Average Stockholders' Equity, Excluding AOCL - Non-GAAP	11.65%	9.30%

	For the Three Months Ended
	March 31,
	2026	2025
Return on Average Tangible Equity
Average Stockholders' Equity - GAAP	$ 344,893	$ 304,881
Average Intangible Assets	(87,916)	(88,570)
Average Tangible Equity - Non-GAAP	256,977	216,311
Net Income - GAAP	$ 10,376	$ 7,621
Annualized Return on Average Tangible Equity Non-GAAP	16.15%	14.09%

	For the Three Months Ended
	March 31,
Reconciliation of net interest income on fully taxable equivalent basis	2026	2025
Total interest income	$ 40,277	$ 39,014
Total interest expense	14,164	16,012
Net interest income	26,113	23,002
Tax equivalent adjustment	370	248
Net interest income (fully taxable equivalent) - Non-GAAP	$ 26,483	$ 23,250